UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2017

NAVISTAR INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2701 Navistar Drive Lisle, Illinois	60532
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (331) 332-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 7.01	REGULATION FD DISCLOSURE

In accordance with General Instruction B.2. to Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Navistar International Corporation (the “Company”) announced that Troy A. Clarke, Chairman, President and Chief Executive Officer, and Walter G. Borst, Executive Vice President and Chief Financial Officer, will discuss industry topics and business matters related to the company during Gabelli & Company’s 41st Annual Automotive Aftermarket Symposium in Las Vegas, Nevada, on Monday, October 30, which is scheduled to begin at 3:15 p.m. Pacific.

The company also announced that Troy A. Clarke, Chairman, President and Chief Executive Officer will discuss business matters related to the company during the Robert W. Baird 2017 Industrial Conference in Chicago, Illinois on Thursday, November 9, which is scheduled to begin at 2:00 p.m. Central.

Live audio webcasts will be available for the presentation at http://ir.navistar.com/events.cfm. Investors are advised to log on to the web site at least 15 minutes prior to the presentation to allow sufficient time for downloading any necessary software. The web cast will be available for replay at the same address approximately three hours following its conclusion, and will remain available for a limited time.

Navistar International Corporation (NYSE: NAV) is a holding company whose subsidiaries and affiliates produce International® brand commercial and military trucks, proprietary diesel engines, and IC Bus™ brand school and commercial buses. An affiliate also provides truck and diesel engine service parts. Another affiliate offers financing services. Additional information is available at www.navistar.com.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

99.1	Press release, dated October 24, 2017 “Navistar to Present at Gabelli & Company’s Automotive Aftermarket Symposium and Robert W. Baird’s 2017 Industrial Conference”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
(Registrant)

By:	/s/ WALTER G. BORST
Name:	Walter G. Borst
Title:	Executive Vice President and Chief Financial Officer

Dated: October 24, 2017